Exhibit 10.15

TESARO, INC.
RESTRICTED STOCK AGREEMENT
(Founder - Rodgers)

This Restricted Stock Agreement (the “Agreement”) is entered into as of May 10, 2010 and is to be effective as of the effective date set forth on the signature page hereto (the “Effective Date”) by and between Tesaro, Inc., a Delaware corporation (the “Company”), and the person executing a counterpart signature page hereto (referred to herein as a “Founder”).

WHEREAS, the Founder desires to purchase, and the Company has agreed to issue, shares of the Company’s capital stock on the terms set forth herein;

WHEREAS, the Company and the Founder have agreed to place certain restrictions on the shares of the Company’s capital stock issued by the Company to the Founder; and

WHEREAS, the parties hereto are willing to execute this Agreement and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Founder and the Company hereby agree as follows:

1.                                                Sale and Issuance of Shares.

(a)                        Subject to the terms and conditions of this Agreement, the Founder does hereby subscribe for and agree to purchase, and the Company agrees to sell to the Founder, at the Closing (defined below), the aggregate number of shares of the common stock of the Company, par value $0.01 per share (“Common Stock”), set forth on the signature page hereto, (such shares, as adjusted to reflect any stock dividend, stock split or other form of recapitalization occurring after the Effective Date, are referred to herein as the “Restricted Stock”). The Founder acknowledges and agrees that the shares of Restricted Stock issued and sold hereunder are in exchange for and in cancellation of any and all previous options or other equity promised or offered at any time to the Founder (if any), all which are hereby acknowledged to be unissued, unexercised, void and cancelled, without any further force or effect.

(b)                        In consideration of and as payment for the issuance of the shares of Restricted Stock to be purchased hereunder, the Founder shall deliver to the Company at the Closing the aggregate purchase price specified on the signature page hereto, based upon the purchase price per share specified thereon (the “Purchase Price”).

(c)                         The Founder shall, from time to time, execute and deliver such further conveyances and other instruments, and take such further actions, as may be necessary or desirable to evidence more fully the transfer of all rights in the Technology to the Company.

(d)                        The obligations of the Company hereunder are subject to the fulfillment, on or before the Closing, of each of the following conditions:

(i)                                     The Founder shall have delivered payment in full of the aggregate purchase price for the shares of Restricted Stock specified on the signature page hereto together with a stock power in favor of the Company in the form of Exhibit A hereto; and

(ii)                                  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that may be required in connection with the lawful issuance and sale of the Restricted Stock pursuant to this Agreement shall have been duly obtained and shall be effective at the Closing, other than filings which are required to be made after the Closing and which will be duly made on a timely basis.

(e)                         The closing of the purchase and sale of the Restricted Stock being purchased by the Founder under this Agreement (the “Closing”) shall occur at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, MA at 10:00 AM on the Effective Date or at such other time and place as may be mutually agreed by the Company and the Founder.

2.                                                General Restrictions.

(a)                        Investment Representations. The Founder represents, warrants and acknowledges that the Founder: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Restricted Stock with the Founder’s own funds, for the Founder’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Restricted Stock; and (iv) is able to and must bear the economic risk of the investment in the Restricted Stock for an indefinite period of time because the Restricted Stock has not been registered under the Securities Act, and therefore, cannot be offered or sold unless the Restricted Stock is subsequently registered under the Securities Act or an exemption from such registration is available. The Founder acknowledges and understands that the Restricted Stock has not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Founder further understands that the Company has no intention and is under no obligation to register the Restricted Stock under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Founder with any information necessary to enable the Founder to make routine sales of the Restricted Stock under Rule 144 or any other rule of the Securities and Exchange Commission.

(b)                        Securities Law Restrictions. Regardless of whether the offering and sale of shares of the Company’s Common Stock have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) upon the transfer of such shares (including the Restricted Stock) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c)                         Legends. The Founder acknowledges that all certificates evidencing shares of Restricted Stock shall bear a legend in substantially the following form, in addition to all other legends required by law or any other agreements to which the Founder is a party:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A RESTRICTED STOCK AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. SUCH AGREEMENT PROVIDES THAT SUCH SHARES ARE SUBJECT TO AN OPTION TO PURCHASE AND OTHER RESTRICTIONS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

The Founder further acknowledges that all certificates evidencing shares of Restricted Stock subject to this Agreement shall bear the following additional legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(d)                        Administration. The Founder acknowledges that the Company shall make a notation regarding the restrictions on transfer of the Restricted Stock in its stock books, and the Restricted Stock shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act and applicable state securities laws covering such Restricted Stock or pursuant to and in compliance with the provisions of Section 4 or 5 hereof. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company’s receipt of a written request therefor.

(e)                         Binding Agreement. The Founder represents and warrants that this Agreement constitutes a valid and legally binding obligation on the Founder, enforceable against the Founder in accordance with its terms. The Founder further represents that such Founder is not a party to any other agreement that would prevent Founder from performing Founder’s obligations hereunder.

3.                                                Vesting of Restricted Stock.

(a)                        Vesting Schedule. The Founder’s ownership of the Restricted Stock shall vest as a result of the Founder’s performance of services to the Company as an employee, officer, director, and/or consultant (“Business Relationship”) in accordance with the vesting schedule set forth in Section A of the Vesting Schedule on the signature page hereto (the “Basic Vesting

Schedule”). Such shares of Restricted Stock as have not vested at any given time are referred to herein as “Unvested Restricted Stock” and shares of Restricted Stock which have vested at any given time are referred to herein as “Vested Restricted Stock”.

(b)                        For purposes hereof, the Founder’s Business Relationship with the Company shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the Founder’s Business Relationship with the Company after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Restricted Stock shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. This Agreement shall not be affected by any change of Business Relationship within or among the Company and any Related Company (defined below) so long as the Founder continuously remains an employee, consultant, officer or director of the Company or any Related Company.

(c)                         Acceleration of Vesting.

(i)                                     Upon the consummation of a Change of Control (as defined below) that occurs at any time during the period of the Founder’s Business Relationship with the Company or any parent corporation or any subsidiary thereof (each, a “Related Company” and collectively with the Company, the “Related Companies”), the Basic Vesting Schedule shall accelerate as set forth in Section B set forth on the signature page hereto (the “Accelerated Vesting Schedule”), after which any remaining shares of Unvested Restricted Stock shall continue to vest on a periodic basis as set forth in the Basic Vesting Schedule until all shares of Restricted Stock have fully vested.

(ii)                                  For purposes of this Agreement, “Change of Control” shall mean (A) the Company merges with or into or consolidates with any other corporation or sells, leases or otherwise disposes of all or substantially all of its assets or properties, unless the stockholders of the Company, before giving effect to such merger, consolidation or sale, lease or other disposition of assets, beneficially own at least fifty percent (50%) of the outstanding shares of capital stock of, or other equity interests in, the surviving or acquiring corporation or entity (calculated on a fully diluted basis); or (B) any person (other than persons who were stockholders of the Company prior to such transaction or any venture capital or private equity investor making a portfolio investment), together with its affiliates or associates (as defined in Rule 12b-2 under the Exchange Act or any successor rule thereto), acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the outstanding shares of the Company’s Common Stock.

(iii)                               For purposes of this Agreement, “Cause” shall have the same meaning as in the Founder’s employment letter agreement with the Company, dated as of May 10, 2010 (the “Employment Agreement”).

(iv)                              For purposes of this Agreement, “Good Reason” shall have the same meaning as in the Founder’s Employment Agreement.

4.                                                Right of Repurchase.

(a)                        Scope of Right of Repurchase. The shares of Unvested Restricted Stock shall be subject to a right (but not an obligation) of repurchase by the Company as set forth in this Section 4 (the “Right of Repurchase”). The Founder shall not transfer any shares of Unvested Restricted Stock, or any interest in any Unvested Restricted Stock, except for a Permitted Transfer (as defined in Section 5(b) below).

(b)                        Condition Precedent to Exercise. The Right of Repurchase shall be exercisable with respect to any shares of Unvested Restricted Stock only during the 45-day period following the date on which the Founder ceases to have a Business Relationship with any Related Company for any reason.

(c)                         Price. If the Company exercises the Right of Repurchase, it shall pay to the Founder and/or any Permitted Transferee thereof (as defined in Section 5(b) below) holding Unvested Restricted Stock, as applicable, with respect to each share of Unvested Restricted Stock, the Purchase Price thereof (as defined in Section 1(b)), as adjusted to reflect any stock dividend, stock split or other form of recapitalization occurring after the Effective Date (such amount being hereinafter referred to as the “Repurchase Price”).

(d)                        Exercise of Right of Repurchase. The Right of Repurchase shall be exercised by the Company, which exercise must be authorized by the affirmative vote of at least a majority of the members of the Company’s Board of Directors entitled to vote thereon (other than the Founder if the Founder is then a member of the Board of Directors), by delivering to the Founder or his or her executor (and, if applicable, to any Permitted Transferee thereof holding shares of Unvested Restricted Stock) written notice (the “Repurchase Notice”) specifying the number of shares of Unvested Restricted Stock to be purchased and the Repurchase Price applicable thereto, and payment of the aggregate Repurchase Price prior to the expiration of the 45-day period specified in subsection (b) above. At the Company’s option, payment of the aggregate Repurchase Price may be made (i) by delivery to the Founder or his or her executor (and, if applicable, to any such Permitted Transferee), with the Repurchase Notice, of a check payable to the order of the Founder or his or her executor (and, if applicable, to any such Permitted Transferee) in the amount of the Repurchase Price for the number of shares of Unvested Restricted Stock being purchased, or (ii) in the event the Founder is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the Repurchase Price for the number of shares of Unvested Restricted Stock being purchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of the Repurchase Notice and payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the shares of Unvested Restricted Stock being purchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Unvested Restricted Stock being purchased by the Company, without further action by the Founder. If and to the extent the Right of Repurchase is not so exercised by delivering the Repurchase Notice and payment of the aggregate Repurchase Price within the 45-day period specified in subsection (b) above, the Right of Repurchase shall automatically expire and terminate effective upon the expiration of such 45-day period and the terminated Founder (and any such Permitted

Transferee) shall continue to hold such shares of Restricted Stock pursuant to all of the other provisions of this Agreement.

(e)                         Free Assignment. Notwithstanding anything set forth in this Section 4 to the contrary, prior to the exercise by the Company of its Right of Repurchase, one or more persons or entities may be designated by the Company who shall have the right, but not the obligation, to exercise the Right of Repurchase and to acquire, in lieu of the Company, some or all (as determined by the Company) of the shares of Unvested Restricted Stock that the Company is entitled to purchase from the Founder and any Permitted Transferee hereunder by following the procedures set forth in subsection (d) above.

(f)                          Escrow. Upon issuance, the certificates representing Restricted Stock shall be deposited in escrow with the Company to be held and administered by the Company in accordance with the provisions of this Agreement and the Founder shall execute and deliver a stock power in favor of the Company in substantially the form attached as Exhibit A. In addition, any new, substituted or additional securities or other property distributed upon or in respect of shares of Restricted Stock which are subject to the Right of Repurchase shall immediately be delivered to the Company to be held in escrow. Subject to the provisions hereof, the Founder or any Permitted Transferee, as the case may be, shall have all rights of a stockholder with respect to Restricted Stock held in escrow, including without limitation the right to vote such shares of Restricted Stock and the right to receive any cash dividends thereon. All regular cash dividends on such shares (or other securities at the time held in escrow) shall be paid directly to the Founder and/or any Permitted Transferee thereof, as applicable, and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or (ii) released to the Founder and/or such Permitted Transferee upon the Founder’s or such Permitted Transferee’s request to the extent the shares are no longer subject to a Right of Repurchase (but not more frequently than once every six months). In any event, when all of the shares of Restricted Stock (and any other vested assets and securities attributable thereto) are no longer subject to a Right of Repurchase, such shares shall be released to the Founder and/or such Permitted Transferee.

5.                                                Stock Transfer Restrictions.

(a)                        Right of First Refusal. Except as otherwise provided in subsection (b) below, the Founder shall not, while the Restricted Stock is subject to the Right of Repurchase, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, (collectively, “Transfer”) any of the shares of Restricted Stock, or any interest therein, unless and until such shares of Restricted Stock are no longer subject to the Right of Repurchase.

(b)                        Permitted Transfers. Notwithstanding the foregoing, the Founder may transfer any or all of his or her shares of Restricted Stock to a Permitted Transferee in a Permitted Transfer. As used herein, a “Permitted Transfer” shall mean a transfer of shares of Restricted Stock by the Founder (i) by beneficiary designation, will or intestate succession or (ii) to any of the Founder’s spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives (collectively, the “Approved Relatives”) or to the trustee of any trust, partnership or limited liability company established by the Founder for the benefit of, or the ownership interests of which are wholly-owned by, the Founder or the Approved Relatives, provided that in either case such transferee (each, a “Permitted Transferee”) agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

6.                                                Tax Consequences.

(a)                        The Founder has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this stock purchase and the transactions contemplated by this Agreement. The Founder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Founder understands that the Founder (and not the Company) shall be responsible for the Founder’s own tax liability that may arise as a result of this stock purchase or the transactions contemplated by this Agreement. The Founder understands that Section 83 of the Internal Revenue Code, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Restricted Stock and the fair market value of the Restricted Stock as of the date any restrictions on the Restricted Stock lapse. In this context, “restriction” includes the right of the Company to buy back the Restricted Stock pursuant to certain of its rights under Section 4 of this Agreement.

(b)                        The Founder hereby agrees to deliver to the Company a signed copy of any instrument, letter or other document that the Founder may execute and file with the Internal Revenue Service evidencing his or her election under Section 83(b) of the Code to treat his or her receipt of Restricted Stock as included in his or her gross income in the year of receipt. The Founder shall deliver the said copy of any such instrument of election to the Company within five (5) days after the date on which any such election is required to be made in accordance with the appropriate provisions of the Code or applicable Regulations thereunder.

THE FOUNDER ACKNOWLEDGES THAT IT IS FOUNDER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE TIMELY AN ELECTION UNDER SECTION 83(B), EVEN IF THE FOUNDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE FOUNDER’S BEHALF.

(c)                         It is understood by the parties hereto that as a result of the issuance of the Restricted Stock and the execution of this Agreement, the Company may be obligated to pay withholding taxes in respect of the Restricted Stock at the time the Founder becomes subject to Federal income taxation with respect to the Restricted Stock and the Company has the right to deduct from payments of any kind otherwise due to the Founder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Restricted Stock by the Founder. In the event that at the time such withholding tax obligations arise (i) the Founder is no longer in the employ of the Company or (ii) the Founder’s other cash compensation from the Company is not sufficient to meet such withholding tax obligations, the Founder hereby agrees to reimburse the Company for all withholding taxes required to be paid in respect of this transaction within thirty (30) days after written request therefor is made to the Founder. Such request shall be made at or about the time the Company is required to pay such withholding taxes.

7.                                                No Retention Rights. Nothing in this Agreement shall confer upon the Founder any right to a continued Business Relationship for any period of specific duration or interfere with or otherwise restrict in any way the rights of any Related Company or of the Founder, which rights are hereby expressly reserved by each, to terminate his or her Business Relationship at any time and for any reason, with or without Cause.

8.                                                Miscellaneous Provisions.

(a)                        Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iv) five (5) days after deposit with the United States Postal Service, by registered or certified mail, return receipt requested, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Founder at the address that he or she most recently provided to the Company in writing.

(b)                        Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(c)                         Successors and Assigns. The Company shall have the right to assign this Agreement to its subsidiaries, affiliates, successors and designated assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said subsidiaries, affiliates, successors or designated assigns. Founder may not assign this Agreement, or any rights or obligations hereunder, absent the prior written consent of the Company. Furthermore, Founder expressly consents to be bound by the provisions of this Agreement for the benefit of the Related Companies or affiliates of the Related Companies in the event the Company desires to assign and transfer Founder’s Business Relationship to such Related Company or affiliate without the necessity that this Agreement be amended in writing or resigned at the time of such assignment or transfer.

(d)                        Adjustment for Stock Splits, Stock Dividends, etc.

(i)                                     If from time to time during the term of the Right of Repurchase there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Founder is entitled by reason of his or her ownership of Restricted Stock shall be automatically subject to the Right of Repurchase, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the shares of Restricted Stock, and the Repurchase Price, number of shares of Restricted Stock, and vesting schedule shall be appropriately adjusted.

(ii)                                  If the shares of Restricted Stock are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation or other property (including cash), or pursuant to any merger or consolidation of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall apply to the securities or other property received upon such conversion, exchange, distribution, merger or consolidation in the same manner and to the same extent as the Restricted Stock.

(e)                         Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof.

(f)                          Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the shares of Restricted Stock to be purchased in accordance with Section 4, then after such time the person from whom such shares are to be purchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares of Restricted Stock shall be deemed to have been purchased in accordance with Section 4, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)                         Remedies. The Founder agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by the Founder, the Company shall, in addition to all other remedies available, be entitled to a temporary or permanent injunction against the Founder, without showing any actual damage, and/or a decree for specific enforcement in accordance with the provisions hereof.

(h)                        Severability. Founder hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, Founder agrees that such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject so as to be unenforceable at law, Founder agrees that such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

(i)                            Amendments; Waivers. This Agreement may only be amended or modified in writing signed by the Founder and the Company. No party shall be deemed to waive any rights hereunder unless such waiver is in writing and signed by such party. A waiver in writing on one or more occasions shall not be deemed to be a waiver for any future occasions.

(j)                           Counterparts. This Agreement may be executed in counterparts, including counterparts by telecopier, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

(k)                        Section 409A. The intent of the parties is that this Agreement is to comply with, or be exempt from, Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith or exempt therefrom.

(1)                        Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

(m)                    This Agreement evidences the issuance of Restricted Stock to the Founder on the Effective Date, the oral understanding between the Founder and the Company with regard to the vesting conditions of the Restricted Stock as of the Effective Date and vesting conditions set forth in the Founder’s election under Section 83(b) of the Code, dated as of               , 2010.

(n)                        Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural and vice versa.

[The next page is the signature page.]

TESARO, INC.
RESTRICTED STOCK AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, this Agreement has been executed as of the first date written above.

TESARO, INC.

By:
	Name:	Leon O. Moulder, Jr.
	Title:	Chief Executive Officer

Address:

TESARO, INC.
RESTRICTED STOCK AGREEMENT

Counterpart Signature Page Cont’d

FOUNDER

Name: Richard J. Rodgers
Address:

Effective Date: March 26, 2010

Shares of Common Stock: 500

Per Share Consideration Paid for Common Stock: $0.01

Aggregate Purchase Price: $5.00

VESTING SCHEDULE

A.            Basic Vesting:

25% Vested on Effective Date

1.5625% Vested on the last day of each succeeding calendar month over a period of 48-months until vested in full

In the event of a Termination by the Company without Cause or for Good Reason, an additional 18.75% shall become Vested.

B.            Change of Control Vesting:

Upon a Change of Control, 100% full acceleration of Vesting. However, any payment of any proceeds (whether in the form of cash or other property) from the sale of any Vested Restricted Stock in connection with the Change of Control shall be delayed until the sixth (6th) month anniversary of the Change of Control regardless if Founder’s Business Relationship with the Company has ended for any reason after the Change of Control but before payment of any proceeds.

EXHIBIT A
to Restricted Stock Agreement

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I,                                   , hereby sell, assign and transfer unto Tesaro, Inc,, a Delaware corporation (the “Company”), (                 ) shares of the common stock of the Company standing in my name on the books of said corporation represented by Certificate No.                   herewith and do hereby irrevocably constitute and appoint the Company’s transfer agent, Choate, Hall & Stewart LLP, attorney-in-fact to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between Tesaro, Inc. and the undersigned.

Dated:	Signature:

Name: